                                   C A D T E X

           PRIMAVISION EQUIPMENT SALES AND SOFTWARE LICENSE AGREEMENT
           ----------------------------------------------------------

           Purchaser:  Name. Kleinert's

                       Address: Meeting House Business Center,
                                120 West Germantown Pike, Suite 100,
                                Plymouth Meeting, Pa 19462
                       Telephone: 610-828-7261 Facsimile: 610-828-589
                       Contact: Joe Conners
                       Shipping Address: 112 West 34th Street' Room 1711,
                                         New York, NY 10120
                       Date: 21 June 95

Equipment: PRIMAVISION C.A.D. SYSTEM SOFTWARE consisting of: Four PrimaVision Functions Card: Four PrimaVision
Digitizing Tablet Interface Modules with cables and Connectors: One PrimaVision Canon CJ-10 Printer Interface Module with cables: One NPPU Functions Card; One Local Scanning Option; One PrimaVision CLC-700 Color Libra: One Novell 3.12 Ten User License Network:
Installation Diskettes. And all necessary Hardware stated in Annex A
Price: $123,102.00 PRICE EXCLUDING SALES TAX. TRAINING AND SERVICE CONTRACT

Payment Terms: 25% Deposit with the balance payable immediately upon delivery.

Delivery Schedule: Four weeks upon receipt of deposit

        CADTEX CORPORATION (the "Supplier") agrees to sell and the Purchaser agrees to purchase the Equipment and a non-exclusive license to use the software upon the terms and conditions set forth herein

        1. Supplier represents and Purchaser agrees that the PRIMAVISION will operate only in conjunction with CADTEX Corporation approved hardware.

    Attempts to operate the PRIMAVISION C.A.D. SYSTEM PROGRAM on any other hardware or without the Protection devices will void any warranties made herein and will terminate the software license granted herein.

        2. Within 10 days after delivery of the Equipment, provided that either the hardware listed in Annex A attached is either (i) listed as part of this sale; or (ii) available in working order at the Purchaser's premises: the Suppliers still install the PRIMAVISION C.A.D. System.

        3. Supplier will provide up to three (3) one-half (l/2) day instruction sessions and three (3) one-half (1/2) day supervised sessions at the premises of Supplier for four (4) persons designated by Purchaser at a cost of $5,000.00.

        4. Supplier shall deliver and assign to Purchaser any warranties provided to the Supplier by the manufacturers or suppliers of any of the Equipment.

        5. Supplier shall provide Purchaser at no additional charge with any subsequent updates to the original software included with the Equipment for a period of one (1) year after date of delivery of the Equipment, when and if they become available. Supplier will from time to time produce new features that extend the capabilities of the System and in certain cases, at the sole discretion of the Supplier some of these new features (software and hardware) will be packaged as "Optional Add-On Products". These Optional Add-On Products are NOT classified as "Software Updates" and will have their own price levels. These "Optional Add-On Products" will be offered to the Purchaser as and if they become available.

        6. Purchaser is heady granted a non-exclusive, non-transferable license to use the software included with the Equipment only on the hardware on which the PRIMAVISION C.A.D. system is originally installed and any replacements to such hardware. This license will terminate if Purchaser fails to comply with any of the provisions of this agreement. Upon such termination, Purchaser shall destroy the software program and all documentation, and any and all copies and modifications thereof, whether authorized or not.


        7. The software program included win the Equipment and its documentation are copyrighted. The Purchaser may not copy or otherwise reproduce any part of die software program or its documentation Purchaser may not use. copy, modify or transfer the software program in whole or in part.

        8. Supplier walnuts to Purchaser that the software program or software diskettes are free from defects in materials and worship under normal use and service for a period of one (1) year from date of delivery of the Equipment Supplier does not claim the software parts of the system are free of bugs never the less Supplier hereby undertakes to fix any such software bugs reported by Purchaser. in a timely fashion. If during this one year period a defect in the pans of the software or the software diskettes should occur the software may be returned to Supplier at the address noted above and Supplier will replace or repair the diskette or other parts of the software without charge to Purchaser provided that Purchaser is not in default under the terms of this agreement. Any attempt by Purchaser to copy or modify any portion of the software program may result in rendering the software program inoperable. This warrant does not apply in the event Purchaser has attempted to modify or copy any portion of the software program.

        9. Supplier warrants that it has the right to grant the Purchaser the license to use the software upon the terms set forth herein and that it has the right and power to enter into this agreement.

        10. This agreement shall not be binding upon Supplier until a counterpart of this agreement has been executed on behalf of Supplier and retuned to Purchaser, and Supplier has received the down payment within the agreed upon four weeks period. Upon cancellation of order, supplier will deduct 10% of tota1 purchase price from down payment. and refund the balance promptly.

        11. Purchaser shall be responsible for any sales tax in connection with its purchase of the Equipment.

        12. Supplier retains the right to retrieve all or part of the system if any payment is not made when due.

        13. Supplier retains the right to give Purchaser's name as reference. This also includes the right to mention Purchaser's name in promotional material and in interviews.

        14. Neither this agreement nor any of the rights of Purchaser, except to an affiliated company of Purchaser, set forth herein may be assigned by Purchaser without the prior written consent of Supplier.

        15. THIS WRITING CONTAINS THE ENTIRE AGREEMENT BETWEEN PURCHASER AND SUPPLIER EXCEPT AS OTHERWISE SET FORTH HEREIN, THERE ARE NO WARRANTIES EXPRESS OR IMPLIED, OF MERCHANTABILITY FITNESS OR OTHERWISE WHICH EXTEND BEYOND THE; ABOVE DESCRIPTION OF THE EQUIPMENT. SUPPLIER DOES NOT WARRANT THE RESULTS THAT MAY BE OBTAINED BY USING THE SOFTWARE PROGRAM SUPPLIED WITH THE EQUIPMENT. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE EQUIPMENT INCLUDING THE SOFTWARE PROGRAM IS ASSUMED BY PURCHASER. NEITHER SUPPLIER NOR ANYONE INVOLVED IN THE CREATION, PRODUCTION OR DELIVERY OF THE EQUIPMENT, INCLUDING THE SOFTWARE PROGRAM, SHALL BE LIABLE FOR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR BENEFITS FROM THE USE OF THE EQUIPMENT OR ARISING OUT OF ANY BREACH OF ANY WARRANTY.

        16. This agreement shall be construed in accordance wide the laws of the State of New York.

        17. THIS AGREEMENT CAN ONLY BE CANCELED 2 WEEKS PRIOR TO DELIVERY AND IN WRITING.
                                                               Rev1/95



ACCEPTED AND AGREED                               PURCHASER
CADTEX CORPORATION
Signature:                                        By: Kleinert's, Inc. of N.Y.
Name/Title: Michael DeMatteis. Managing Director      /s/ Joseph J. Connors
            ------------------------------------      Executive Vice President
Date: 21 JUNE 95                                  Date: 7/8/94
      ----------                                        ------


                        C A D T E X C O R P O R A T 10 N
                DESIGN COMPUTERS FOR THE TEXTILE/APPAREL INDUSTRY
       121 WEST 27TH STREET, SUITE 204,NEW YORK NY 10001 TEL 212/255-4700
                       FAX 212/463-7983 1 800-CADTEX-CORP

                                   C A D T E X

                                     ANNEX A

PV HIGH RESOLUTION WORKSTATION                                 4
Pentium 100 CPU. 256K Cache. 32 MB RAM
Middle tower case with 250 W PS + extra fan
1 GB Hard Drive
High resolution Graphics Card with 6 MB V + D RAM
One 1.44 MB 3.5" floppy drive
Multi I/O Card w/ 1 parallel / 2 serial ports
Network Card and cable
One Keyboard and mouse
WACOM UD 12" x 12" Professional Tablet with cordless four
              button cursor and pressure pen
NEC XP 17 17" color monitor

Hayes Optima External Modem                                    1
4x CD ROM Drive                                                1


FILE SERVER                                                    1
486DX/66 Mhz CPU. 256 K Cache. 16 MB RAM
9" Monochrome VGA Monitor and card
Middle tower case with 250 w PS + extra fan
2 GB Hard Drive
SCSI Controller
One 1.44 MB 3.5" floppy drive
Multi I/O card w/ 1 parralel / 2 serial ports
Network Card and Cable
9 Port Ethernet HUB
Keyboard and mouse
Digital Data Storage 2 GB Tape Backup Drive
   (installed on any workstation)

NETWORK PARALLEL PRINTING UNIT (NPPU)                          1
486DX/66 Mhz CPU. 256k CACHE. 16 MB RAM
9" Monochrome VGA Monitor and Card
Middle tower case with 250 W PS + extra fan
340 MB Hard Drive
Adaptec 1542 SCSI Controller with FDD Control
One 1.44 MB 3.5" floppy drive
Multi I/O card w/ 1 parallel / w serial ports
Network card and cable
Keyboard and Mouse

Canon CJ-10 Printer. Scanner and Copier wide 16 MB IPU
         computer interface                                    1
Canon IPU-10 with 24 MB computer interface                     1
Epson ES600 Scanner                                            1

Rev1/95


                               CADTEX CORPORATION
                DESIGN COMPUTERS FOR THE TEXTILE/APPAREL INDUSTRY
       121 WEST 27TH STREET, SUITE 204. NEW YORK NY 10001 TEL 212/255-4700
                       FAX 212/463-7983 1-800-CADTEX-CORP